UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 9, 2003

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

       000-18122                                          87-0454148
       ---------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
                           ---------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

                           4860 Robb Street, Suite 101
                        Wheat Ridge, Colorado 80033-2163
                        --------------------------------
                 (Former address, if changed since last report)

Item 5. Other Events And Regulation FD Disclosure
-------------------------------------------------

     Mr. Burton Calloway, Executive Vice President - Wireless Communications Products Division, is no longer an employee of the Company. His duties and responsibilities currently are being handled by Randall P. Marx, the Registrant's Chief Executive Officer.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ARC WIRELESS SOLUTIONS, INC.


Date: August 5, 2003                    By: /s/ Randall P. Marx
                                        -----------------------
                                        Randall P. Marx, Chief Executive Officer